UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CLARIVATE PLC

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

to be held

Thursday, July 27, 2023

To Our Shareholders:

The General Meeting of Shareholders (the “General Meeting”) of Clarivate Plc (“Clarivate” or the “Company”) will be held at 1:00 p.m. BST/8:00 a.m. EDT on Thursday, July 27, 2023, at THE GROVE, Chandler’s Cross, Hertfordshire, WD3 4TG, United Kingdom.

Shareholders may also listen to the General Meeting through our webcast via the event information set forth below.

Date and time:	Thursday, July 27, 2023 1:00 p.m. BST/8:00 a.m. EDT
Description:	Clarivate General Meeting of Shareholders
Event address for webcast
attendees:	https://bit.ly/2023ClarivateGeneralShareholderMeeting or https://teams.microsoft.com/l/meetup-join/19%3ameeting_N2JmZWEyYjYtZjcxNS00Zjc3LTgzNmEtODc0ZGY5Y2JhMzJj%40thread.v2/0?context=%7B%22Tid%22%3A%22127fa96e-00b4-429e-95f9-72c2828437a4%22%2C%22Oid%22%3A%223dabab15-2607-483d-be4b-0921b13a7368%22%2C%22IsBroadcastMeeting%22%3Atrue%2C%22role%22%3A%22a%22%7D&btype=a&role=a

We are holding this General Meeting to allow our shareholders to vote on the following topics:

✓	to authorize the Company to repurchase its ordinary shares in open-market transactions on the terms described in further detail herein (the “Open-Market Share Repurchase Proposal”); and

✓	to transact such other business as may properly come before the General Meeting and any adjournments or postponements of the General Meeting.

The text of the special resolutions for the Open-Market Share Repurchase Proposal is set forth below.

Only shareholders of record at the close of business on June 22, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the General Meeting and any adjournments or postponements of the General Meeting. For ten days prior to the General Meeting, a complete list of shareholders entitled to vote at the General Meeting will be available for shareholders to review for purposes relevant to the meeting. To arrange to review that list contact Clarivate Plc, Attention: Secretary, 70 St. Mary Axe, London EC3 8BA, United Kingdom.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

GENERAL MEETING TO BE HELD ON JULY 27, 2023: The Proxy Statement is available at http://ir.clarivate.com.

We will deliver a copy of the Proxy Statement free of charge if a shareholder sends a request to the Secretary, Clarivate Plc, 70 St. Mary Axe, London EC3 8BA, United Kingdom or calls +44 207 4334000.

We hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed Proxy Card by mail or by email, or by following the instructions for internet voting provided on the Proxy Card, or, if you hold your shares in the name of a bank or broker, by following the instructions you receive from your bank or broker. Casting a vote by proxy will not limit your rights to vote at the General Meeting.

Any shareholder who is entitled to vote at the General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder. A proxy need not be a shareholder.

TEXT OF PROPOSED RESOLUTIONS

Text of Resolutions for the Open-Market Share Repurchase Proposal

RESOLVED AS A SPECIAL RESOLUTION, that the Company is hereby authorized to conduct open-market purchases of its ordinary shares from time to time as approved by the Board of Directors; provided that (i) this purchase authority shall extend from July 27, 2023 to July 26, 2028, inclusive; (ii) the price per ordinary share (exclusive of brokerage fees and commissions) paid by the Company to repurchase ordinary shares pursuant to this resolution shall not be less than $1.00 per share nor in excess of $35.00 per share; and (iii) the Company shall not purchase more than 100,000,000 ordinary shares pursuant to this resolution (without giving effect to purchases pursuant to any other resolution); and further

RESOLVED, that, subject to Article 57(7) of the Companies (Jersey) Law 1991, any ordinary shares that the Company purchases pursuant to the foregoing resolution may be held by it as treasury shares, and may, at the Company’s option, be cancelled, sold, transferred for the purposes of or under an employee share scheme or held without cancelling, selling or transferring them.

BY ORDER OF THE BOARD OF DIRECTORS

Jaspal Chahal

Chief Legal Officer and General Counsel

[               ], 2023

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Clarivate Plc, a company limited by shares incorporated under the laws of Jersey, Channel Islands, of proxies for the General Meeting of Shareholders and any adjournments or postponements thereof.

The General Meeting will be held at THE GROVE, Chandler’s Cross, Hertfordshire, WD3 4TG, United Kingdom.

Shareholders may also listen to the General Meeting through our webcast via the event information set forth below.

Date and time:	Thursday, July 27, 2023 1:00 p.m. BST/8:00 a.m. EDT
Description:	Clarivate General Meeting of Shareholders
Event address for webcast
attendees:	https://bit.ly/2023ClarivateGeneralShareholderMeeting or https://teams.microsoft.com/l/meetup-join/19%3ameeting_N2JmZWEyYjYtZjcxNS00Zjc3LTgzNmEtODc0ZGY5Y2JhMzJj%40thread.v2/0?context=%7B%22Tid%22%3A%22127fa96e-00b4-429e-95f9-72c2828437a4%22%2C%22Oid%22%3A%223dabab15-2607-483d-be4b-0921b13a7368%22%2C%22IsBroadcastMeeting%22%3Atrue%2C%22role%22%3A%22a%22%7D&btype=a&role=a

This Proxy Statement and the accompanying form of Proxy Card are being first sent to shareholders on or about [             ], 2023.

References in this Proxy Statement to “we,” “us,” “our,” the “Company,” and “Clarivate” refer to Clarivate Plc.

Appointment of Proxy Holders

The Board of Directors of Clarivate (the “Board of Directors” or “Board”) asks you to appoint the following individuals as your proxy holders to vote your shares at the General Meeting of Shareholders:

Andrew Snyder

Non-Executive Chairman

Jonathan Gear

Chief Executive Officer

Jonathan Collins

Executive Vice President and Chief Financial Officer

Jaspal Chahal

Chief Legal Officer and General Counsel

You may make this appointment by using one of the methods described below. If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by the Board.

Unless you otherwise indicate on the Proxy Card, you also authorize your proxy holders to vote your shares on any matters not known by the Board at the time this Proxy Statement was printed and that, under our Articles of Association, may be properly presented for action at the General Meeting. If you do not wish to appoint Messrs. Snyder, Gear, and Collins and Ms. Chahal as your proxies, you need not do so. Any shareholder who is entitled to vote at the General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder. A proxy need not be a shareholder. Any such appointment must be submitted to the Company in accordance with its Articles of Association.

Who Can Vote

Only shareholders who owned our ordinary shares at the close of business on June 22, 2023 – the “Record Date” for the General Meeting – can vote at the General Meeting.

Each holder of our ordinary shares is entitled to one vote for each share held as of the Record Date. As of the close of business on the Record Date, we had [            ] ordinary shares outstanding and entitled to vote.

How You Can Vote

You may vote your shares at the General Meeting by proxy, as described below. If your shares are held in the name of a bank or broker, voting by proxy will depend on the processes of the bank or broker, and you should follow the voting instructions on the form you receive from your bank or broker.

Voting by Proxy. Shareholders of record may appoint a proxy by signing, dating, and returning the Proxy Card in the enclosed postage-paid return envelope or by email, or by following the instructions for internet voting provided on the Proxy Card. Carefully review and follow the instructions on the enclosed Proxy Card. The shares represented will be voted in accordance with the directions in the Proxy Card.

•	By Mail. The Proxy Card must be received by us at the address specified in the Proxy Card (Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717) no later than 11:59 p.m. Eastern Time on July 24, 2023. Please mail your Proxy Card in the enclosed postage-paid return envelope no later than July 10, 2023 in order to allow sufficient time for us to receive your Proxy Card by mail.

•	By Email. A Proxy Card may be delivered to us by sending a scanned PDF version of the original by email to: GeneralMeeting2023@clarivate.com. A Proxy Card sent to us by email must be received by us no later than 11:59 p.m. Eastern Time on July 24, 2023.

•	By Internet. Please follow the instructions set forth on the Proxy Card to vote using the internet. You must register your vote over the internet no later than 11:59 p.m. Eastern Time on July 24, 2023.

A form of proxy different from the Proxy Card may be submitted to the Company in the manner contemplated by the Articles of Association.

Voting at the General Meeting. Each shareholder of record has the opportunity to vote in person at the General Meeting. If your shares are not registered in your name (for instance, if you hold shares through a broker, bank, or other institution), please advise the shareholder of record that you wish to attend; that firm will then provide you with evidence of ownership that will be required for admission to the General Meeting.

Revocation of Proxies

Shareholders can revoke their proxies at any time before they are exercised in any of the following ways:

•	by voting in person at the General Meeting;

•	by submitting written notice of revocation to the Secretary prior to 11:59 p.m. Eastern Time on July 24, 2023; or

•	by submitting another proxy – properly executed and delivered – on a later date, but prior to 11:59 p.m. Eastern Time on July 24, 2023.

Quorum

A quorum, which is shareholders holding in aggregate not less than a simple majority of all ordinary shares outstanding present in person or by proxy and entitled to vote (provided there are present in person at least two shareholders entitled to vote), must be present to hold the General Meeting. A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders. If you indicate an abstention as your voting preference, your shares will be counted toward a quorum but they will not be voted on any given proposal. “Broker non-votes” (see “Required Vote” below) will be counted as ordinary shares that are present for the purpose of determining the presence of a quorum but will have no effect with respect to any matter for which a broker does not have authority to vote.

Required Vote

The Open-Market Share Repurchase Proposal will be passed if approved by two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Please note that under New York Stock Exchange (“NYSE”) rules, brokers may not vote your shares on certain “non-routine” matters without your voting instructions. Accordingly, if you do not provide your broker or other nominee with instructions on how to vote your shares, this will be considered a “broker non-vote” and your broker or nominee will not be permitted to vote those shares on the Open-Market Share Repurchase Proposal.

We encourage you to provide instructions to your broker regarding the voting of your shares.

Please note that “vote cast” means a vote “FOR” or “AGAINST” a proposal. An abstention, or “ABSTAIN” vote, is not a “vote cast” and will not factor into whether a Proposal is passed.

Solicitation of Proxies

We pay the cost of printing and mailing the Notice of General Meeting and all proxy and voting materials. We have retained D.F. King & Co., Inc. to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation for a fee of $10,500, plus reasonable expenses. Our directors, officers and other employees may participate in the solicitation of proxies by personal interview, telephone, or email. No additional compensation will be paid to our directors, officers or other employees for solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our ordinary shares.

Shareholders Who Share an Address

Multiple Clarivate shareholders who share an address may receive only one copy of this Proxy Statement, unless the shareholder gives instructions to the contrary. We will deliver promptly a separate copy of this Proxy Statement to any Clarivate shareholder who resides at a shared address and to which a single copy of the Proxy Statement was delivered if the shareholder makes a request by contacting the Secretary at:

Clarivate Plc

70 St. Mary Axe

London EC3 8BA

United Kingdom

(or by telephone: +44 207 4334000)

Multiple shareholders who share a single address and who receive multiple copies of the Proxy Statement and who wish to receive a single copy at that address in the future will need to contact their bank, broker, or other nominee.

Forward-Looking Statements

This proxy statement includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements,” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). We will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Important Reminder

Please promptly vote and submit your proxy by mail or email, or by following the instructions for internet voting provided on the Proxy Card, or if you hold your shares through a bank or broker, as instructed by your bank or broker.

To appoint a proxy, you may sign, date, and return the enclosed Proxy Card in the postage-paid return envelope, or email it to GeneralMeeting2023@clarivate.com or follow the instructions for internet voting provided on the Proxy Card. We must receive your Proxy Card or internet voting instructions by 11:59 p.m. Eastern Time on July 24, 2023. If mailing, please mail your Proxy Card no later than July 10, 2023.

THE OPEN-MARKET SHARE REPURCHASE PROPOSAL

Background and Reason for the Proposal

As a company incorporated in Jersey, Channel Islands and subject to the Companies (Jersey) Law 1991, Clarivate may only effect open-market repurchases of its ordinary shares pursuant to a special resolution of its shareholders. If authorized by a resolution of its shareholders, any ordinary shares that Clarivate repurchases may be held by it as treasury shares, and may, at Clarivate’s option, be cancelled, sold, transferred for the purposes of or under an employee share scheme or held without cancelling, selling or transferring them.

On May 7, 2020, a special resolution was passed giving authority to the Company to conduct open-market purchases of its ordinary shares from time to time, as approved by the Board of Directors, provided that (i) the authority extended from May 7, 2020 to May 6, 2025, inclusive; (ii) the price per ordinary share (exclusive of brokerage fees and commissions) paid by the Company pursuant to the authority not be less than $10 per share nor in excess of $150 per share; and (iii) the Company not purchase more than 50,000,000 ordinary shares (without giving effect to purchases pursuant to any other authority) (the “2020 Authorization”). On May 5, 2022, an additional special resolution was passed giving authority to the Company to conduct open-market purchases of its ordinary shares from time to time, as approved by the Board of Directors, provided that (i) the authority extended from May 5, 2022 to May 4, 2027, inclusive; (ii) the price per ordinary share (exclusive of brokerage fees and commissions) paid by the Company pursuant to the authority not be less than $10 per share nor in excess of $150 per share; and (iii) the Company not purchase more than 100,000,000 ordinary shares (without giving effect to purchases pursuant to any other authority) (the “2022 Authorization”).

As previously disclosed, the Company has made significant progress towards its target leverage range and is now seeking to resume its share repurchase program in order to increase shareholder returns. The Board of Directors has determined it is in the best interest of the Company and its shareholders to update its share repurchase authority to, among other things, (i) extend the duration and (ii) decrease the minimum and maximum share prices. If this proposal is approved by shareholders, the 2023 open-market share repurchase authorization will supersede and replace the existing 2020 Authorization and 2022 Authorization.

The Company is seeking shareholder approval to permit it to conduct open-market repurchases of its ordinary shares from time to time as approved by the Board of Directors (including through Rule 10b5-1 trading plans or through the use of other techniques such as accelerated share repurchases), subject to the following terms and conditions:

•	This purchase authority shall extend from July 27, 2023 to July 26, 2028, inclusive.

•	The price per ordinary share (exclusive of brokerage fees and commissions) paid by Clarivate shall not be less than $1.00 per share nor in excess of $35.00 per share.

•	Clarivate shall not purchase more than 100,000,000 ordinary shares pursuant to this resolution (without giving effect to purchases pursuant to any other resolution).

•	Any ordinary shares that Clarivate purchases may be held by it as treasury shares, and may, at Clarivate’s option, be cancelled, sold, transferred for the purposes of or under an employee share scheme or held without cancelling, selling or transferring them.

Approval of the Open-Market Share Repurchase Proposal is not an approval of the specific amount or timing of any particular repurchase activity. The Board of Directors has approved a $500 million share repurchase program for repurchases from time to time through the end of December 31, 2024. Such repurchases may be effected through any method or program determined by the Board, including through Rule 10b5-1 trading plans or the use of other techniques such as accelerated share repurchases. However, there can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.

Vote Required

The Company will be authorized to conduct open-market share repurchases if approved by two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Text of Proposed Resolutions

RESOLVED AS A SPECIAL RESOLUTION, that the Company is hereby authorized to conduct open-market purchases of its ordinary shares from time to time as approved by the Board of Directors; provided that (i) this purchase authority shall extend from July 27, 2023 to July 26, 2028, inclusive; (ii) the price per ordinary share (exclusive of brokerage fees and commissions) paid by the Company to repurchase ordinary shares pursuant to this resolution shall not be less than $1.00 per share nor in excess of $35.00 per share; and (iii) the Company shall not purchase more than 100,000,000 ordinary shares pursuant to this resolution (without giving effect to purchases pursuant to any other resolution); and further

RESOLVED, that, subject to Article 57(7) of the Companies (Jersey) Law 1991, any ordinary shares that the Company purchases pursuant to the foregoing resolution may be held by it as treasury shares, and may, at the Company’s option, be cancelled, sold, transferred for the purposes of or under an employee share scheme or held without cancelling, selling or transferring them.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes present information relating to the beneficial ownership of our ordinary shares as of May 15, 2023 and show the number of shares and percentage of outstanding ordinary shares owned by:

•	each person or entity who is known by us to own beneficially 5% or more of our ordinary shares;

•	each of our directors, director nominees and executive officers, individually; and

•	all current directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Beneficial Owner(1)	Number	Percent
Five Percent Holders:
Leonard Green & Partners, L.P.(2)	116,666,507	17.26
Clarkston Capital Partners, LLC (3)	48,465,749	7.17
Generation Investment Management LLP(4)	45,601,428	6.75
Onex(5)	42,855,384	6.34
Castik Capital S.a.r.l.(6)	38,089,963	5.64
Directors, Director Nominees and Executive Officers:
Jonathan Gear(7)	157,718	*
Valeria Alberola(8)	14,575	*
Michael Angelakis(9)	12,272,348	1.82
Jane Okun Bomba(10)	90,935	*
Jaspal Chahal(11)	18,826	*
Jonathan Collins(12)	157,462	*
Usama N. Cortas(13)	116,666,507	17.26
Henry Levy	–	–
Adam T. Levyn	–	–
Anthony Munk	–	–
Wendell Pritchett(14)	7,591	*
Richard W. Roedel(15)	75,937	*
Saurabh Saha	–	–
Andrew Snyder(16)	23,630,137	3.75
Gordon Samson(17)	659,559	*
Steen Lomholt-Thomsen(18)	97,038	*
Bar Veinstein	–	–
Julie Wilson(19)	44,756	*
All current directors and executive officers as a group (18 individuals)(20)	153,893,389	22.77

*	Less than one percent.

(1)	Unless otherwise stated below, the address of each beneficial owner listed in the table is c/o Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom.

(2)	The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed by such shareholder with the SEC. GEI VII Capri Holdings, LLC (“Capri Holdings”) is the record and direct holder of 116,666,507 ordinary shares held by Capri Holdings on behalf of the following investors: (i) Green Equity Investors VII, L.P. (“GEI VII”) is the indirect owner of 33,763,998 ordinary shares, (ii) Green Equity Investors Side VII, L.P. (“GEI Side VII”) is the indirect owner of 47,264,079 ordinary shares, (iii) GEI VII Capri AIV, L.P. (“AIV”) is the indirect owner of 6,234,835 ordinary shares, (iv) Capri Coinvest LP (“Coinvest”) is the indirect owner of 28,094,163 ordinary shares, (v) LGP Associates VII-A LLC (“Associates VII-A”) is the indirect owner of 121,171 ordinary shares, and (vi) LGP Associates VII-B LLC (“Associates VII-B”) is the indirect owner of 1,188,261 ordinary shares. The principal business of each of Capri Holdings, GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A and Associates VII-B is to pursue investments. Each of GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, Associates VII-B, Capri VII, and LGP are members of Capri Holdings. The principal business of Capri VII is to act as a member of Capri Holdings. GEI Capital VII, LLC (“Capital”) is the general partner of GEI VII and GEI Side VII. Capital’s principal business is to act as the general partner of GEI VII and GEI Side VII. LGP is an affiliate of Capital and Capri VII. LGP’s principal business is to act as the management company of GEI VII, GEI Side VII and other affiliated funds. LGP Management, Inc. (“LGPM”) is the general partner of LGP. LGPM’s principal business is to act as the general partner of LGP. Peridot Coinvest Manager LLC (“Peridot”) is an affiliate of LGP and Capital whose principal business is to act as the general partner of Coinvest, the manager of Capri Holdings, and the management company of Associates VII-A, Associates VII-B, and other similar entities. Due to their relationships with GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and Associates VII-B, each of Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot may be deemed to have shared voting and investment power with respect to the ordinary shares beneficially owned by GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and Associates VII-B. As such, Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot may be deemed to have shared beneficial ownership over such ordinary shares. Each of Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot, however, disclaims beneficial ownership of such ordinary shares. The address of GEI VII Capri Holdings, LLC. is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

(3)	The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. Clarkston Capital Partners, LLC (“CCP”), is an investment adviser and the beneficial owner of 48,465,749 Ordinary shares, having shared voting power over 44,036,834 of those shares and shared dispositive power over 48,465,749 shares. Collectively, the securities reported in the Schedule 13G are held in the accounts of CCP’s discretionary clients or in an account over which a control person of CCP has beneficial ownership. The sole members of CCP are Clarkston Companies, Inc. and Modell Capital LLC. The sole owners of Clarkston Companies, Inc. are Jeffrey A. Hakala and Gerald W. Hakala. The sole member of Modell Capital LLC is the Jeremy J. Modell Revocable Living Trust. The address of Clarkston Capital Partners, LLC is 91 West Long Lake Road, Bloomfield Hills, MI 48304.

(4)	The information in the table above is based solely on information contained in this shareholder’s Schedule 13G/A under the Exchange Act filed by such shareholder with the SEC. The address of Generation Investment Management LLP is 20 Air Street, 7th floor, London, United Kingdom W1B 5AN.

(5)	The information in the table above is based solely on information contained in this shareholder’s Schedule 13G/A under the Exchange Act filed by such shareholder with the SEC. Onex Partners IV LP is the record holder of 15,874,408 ordinary shares; Onex Partners IV PV LP is the record holder of 784,783 ordinary shares; Onex Partners IV Select LP is the record holder of 109,890 ordinary shares; Onex Partners IV GP LP is the record holder of 453,991 ordinary shares; Onex Camelot Co-Invest LP is the record holder of 9,289,010 ordinary shares; Onex US Principals LP is the record holder of 584,939 ordinary shares; and Onex Partners Holdings LLC is the record holder of 14,820,116 ordinary shares. Mr. Gerald W. Schwartz beneficially owns all of the shares held by Onex Corporation and directly controls New PCo GP Inc. Mr. Schwartz may be deemed to share beneficial ownership of the shares beneficially owned by Onex Corporation and New PCo GP Inc. Onex Corporation may be deemed to beneficially own the ordinary shares held by each of Onex Partners IV LP, Onex Partners IV PV LP, Onex Camelot Co-Invest LP, Onex Partners IV GP LP and Onex Partners IV Select LP, through Onex Corporation’s ownership of all of the common stock of Onex Partners Canadian GP Inc., which owns all of the equity of (i) Onex Partners IV GP Limited, which is the general partner of Onex Partners IV GP LP, which is the general partner of each of Onex Partners IV LP, Onex Partners IV PV LP and Onex Camelot Co-Invest LP; and (ii) Onex Partners IV GP LLC, which is the general partner of Onex Partners IV Select LP. In addition, Onex Corporation may be deemed to beneficially own the ordinary shares held by (a) Onex US Principals LP, through Onex Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings GP LLC, the general partner of Onex US Principals LP; and (b) Onex Partners Holdings LLC, through Onex Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings Subco LLC, which is the majority owner of Onex Partners Holdings LLC. New PCo A LP is the record holder of 938,247 ordinary shares. New PCo GP Inc., the general partner of New PCo A LP, is an independent entity that is controlled by Mr. Schwartz and as such may be deemed to beneficially own all of the common stock beneficially owned by New PCo GP Inc. Mr. Schwartz, the Chairman, President and Chief Executive Officer of Onex Corporation, owns shares representing a majority of the voting rights of the shares of Onex Corporation and as such may be deemed to beneficially own all of the common stock beneficially owned by Onex Corporation. Mr. Schwartz disclaims any such beneficial ownership. Mr. Schwartz has indirect voting and investment control of Onex Corporation. The business address of each of Onex US Principals LP, Onex American Holdings GP LLC, Onex Partners IV GP LP, Onex Partners IV GP LLC, Onex Private Equity Holdings LLC, Onex American Holdings Subco LLC and Onex Partners Holdings LLC is 165 W Center Street, Suite 401, Marion, Ohio 43302. The business address of each of Onex Partners IV LP, Onex Partners IV PV LP, Onex Camelot Co-Invest LP and Onex Partners IV Select LP is 712 Fifth Avenue, 40th Floor, New York, NY 10019. The business address of each of the other holders is 161 Bay Street, Toronto, A6, M5J2S1.

(6)	The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed by such shareholder with the SEC. Selige Co-Investor Pooling Limited, Selige Co-Investor Pooling S.C.Sp, and Castik Capital S.a.r.l., have shared voting power and shared dispositive power over 38,089,963 ordinary shares. Selige Co-Investor Pooling Limited has its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands. Selige Co-Investor Pooling S.C.Sp has its registered office at 1 Route d’Esch, L-1470 Luxembourg. Castik Capital has its registered address at 1 Route d’Esch, L-1470 Luxembourg.

(7)	Includes (i) 56,636 ordinary shares directly held by Mr. Gear and (ii) 101,082 ordinary shares issuable upon settlement of RSUs held by Mr. Gear that will vest within 60 days of May 15, 2023.

(8)	Includes 14,575 ordinary shares directly held by Ms. Alberola.

(9)	Includes (i) 12,501 ordinary shares directly held by Mr. Angelakis; and (ii) 12,259,847 ordinary shares held by A-PQ Holdings, LLC. Mr. Angelakis directly or indirectly controls a majority of the voting power of Atairos Partners GP, Inc. Atairos Partners GP, Inc. is the general partner of Atairos Partners, L.P., which is the sole voting shareholder of Atairos Group, Inc. Atairos Group, Inc. is the sole member of A-PQ Holdings, LLC. Mr. Angelakis disclaims beneficial ownership of the reported securities held directly and indirectly by A-PQ Holdings, LLC except to the extent of his pecuniary interest therein.

(10)	Includes 90,935 ordinary shares directly held by Ms. Okun Bomba.

(11)	Includes 18,826 ordinary shares directly held by Ms. Chahal.

(12)	Includes 157,462 ordinary shares directly held by Mr. Collins.

(13)	Mr. Cortas may be deemed to be the indirect beneficial owner of 116,666,507 ordinary shares held by Leonard Green & Partners, L.P. See Footnote 2 of this table. Mr. Cortas disclaims beneficial ownership of the ordinary shares reported herein except to the extent of his pecuniary interest therein and the information reported in this table shall not be deemed an admission that he is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.

(14)	Includes 7,591 ordinary shares directly held by Dr. Pritchett.

(15)	Includes (i) 32,452 ordinary shares directly held by Mr. Roedel; (ii) 39,395 ordinary shares indirectly held by the Richard W. Roedel Trust; and (iii) 4,090 ordinary shares held by Mr. Roedel’s Profit Sharing Plan.

(16)	Includes (i) 22,603 ordinary shares directly held by Mr. Snyder; (ii) 8,821,984 shares held by Cambridge Information Group, Inc. (“CIG”); (iii) 259,396 shares held by Cambridge Information Group I, LLC; (iv) 10,489,466 shares held by Cambridge Information Group II LLC; (v) 4,033,271 shares held by Cambridge Information Group III LLC; and (vi) 3,417 shares held by CSA GP Corporation. Mr. Snyder is the Chief Executive Officer of and a shareholder in CIG, which acts as a manager of Cambridge Information Group I LLC, Cambridge Information Group II LLC and Cambridge Information Group III LLC (collectively with CIG and CSA GP Corporation, the “CIG Entities”). CSA GP Corporation is a wholly owned subsidiary of CIG. Mr. Snyder disclaims beneficial ownership of the reported securities held by the CIG Entities except to the extent of his pecuniary interest therein.

(17)	Includes 659,559 ordinary shares directly held by Mr. Samson.

(18)	Includes 97,038 ordinary shares directly held by Mr. Lomholt-Thomsen.

(19)	Includes 44,756 ordinary shares directly held by Ms. Wilson.

(20)	Includes (i) 1,214,934 ordinary shares directly held by all current directors and executive officers as a group; (ii) 152,577,373 ordinary shares indirectly held; and (iii) 101,082 ordinary shares issuable upon the settlement of RSUs that will vest within 60 days of May 15, 2023.

OTHER MATTERS

The Board does not know of any other business that will be presented at the General Meeting. If any other business is properly brought before the General Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions. We urge you to submit your signed proxy promptly.

BY ORDER OF THE BOARD OF DIRECTORS

Jaspal Chahal
Chief Legal Officer and General Counsel

[             ], 2023

SCAN TO

VIEW MATERIALS & VOTE

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access the web site and follow the instructions to obtain your records and to create an

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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you can consent to receiving all future proxy statements, proxy cards and annual reports

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instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,

NY 11717. Please mail your proxy card in the enclosed postage-paid return envelope no later than July 10, 2023 in order to allow sufficient time for us to receive your proxy card by mail.

VOTE BY EMAIL

You can also vote by email by sending a scanned PDF version of the original voted proxy card by email to GeneralMeeting2023@clarivate.com. A proxy card sent to us by email must be received by us no later than 11:59 p.m. Eastern time on July 24, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V19217-S67860 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CLARIVATE PLC

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE OPEN-MARKET SHARE REPURCHASE PROPOSAL. For Against

Abstain

1. AUTHORIZATION TO REPURCHASE ORDINARY SHARES IN OPEN-MARKET TRANSACTIONS. ! ! !

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the General Meeting.

This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" this Proposal.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the General Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

V19218-S67860

CLARIVATE PLC

General Meeting of Shareholders

July 27, 2023 1:00 PM BST/8:00 AM EDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Andrew Snyder, Jonathan Gear, Jonathan Collins and Jaspal Chahal, and each of them, each with the power of substitution and power to act alone, as proxies to vote all the ordinary shares that the undersigned would be entitled to vote if personally present and acting at the General Meeting of Shareholders of Clarivate PLC to be held on July 27, 2023 or at any postponement or adjournment thereof.

(Continued and to be signed on reverse side)